UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 22, 2022

XPAC ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40686	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 West 46th Street, 30th Floor
New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 664-0501

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	XPAXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	XPAX	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	XPAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

XPAC Acquisition Corp. (the “Company”) is a blank check company, formed for the purpose of effecting a merger, amalgamation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”). As disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2022, the Company entered into the Business Combination Agreement (as defined in such Form 8-K) which, if the transactions contemplated thereby are consummated, will be the Company’s initial business combination.

Pursuant to the Business Combination Agreement, certain costs related to the business combination incurred in connection with, and in anticipation of, the execution of the Business Combination Agreement, as well as the Company’s progression of the business combination (collectively, the “Business Combination Costs”) paid or payable in the future by the Company are reimbursable to the Company by SUPERBAC PubCo Holdings Inc., or its affiliates, upon consummation of the business combination. However, until such potential reimbursement in the future if, and at such point in time when the business combination is consummated, all Business Combination Costs are required to be reflected as liabilities and expensed in the Company’s income statement. In application of such accounting principle, the Company re-evaluated its recognition of historical Business Combination Costs and determined that certain Business Combination Costs were not recognized as expenses for certain historical periods, mainly due to their potentially reimbursable nature.

Therefore, on August 22, 2022, the Company’s management and the audit committee of the board of directors of the Company concluded that the Company’s previously issued (i) audited financial statements as of December 31, 2021 and for the period from March 11, 2021 (inception) through December 31, 2021, included in its Annual Report on Form 10-K as filed with the SEC on March 30, 2022; and (ii) unaudited condensed financial statements as of and for the three months ended March 31, 2022, included in its Quarterly Report on Form 10-Q filed with the SEC on May 13, 2022 (together, the “Affected Financial Statements”), should no longer be relied upon and, in each case, should be restated to recognize the Business Combination Costs as liabilities and, correspondingly, as income statement expenses for the relevant periods based on when such costs became probable and estimable irrespective of whether such Business Combination Costs may be reimbursable in the future.

The Company plans to restate its Affected Financial Statements in (i) the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2022 (“Q2 Form 10-Q”) to be filed as of the date hereof and in an amendment to its Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2022 to be filed with the SEC in due course, and (ii) an amendment to its Annual Report on Form 10-K for the audited financial statements as of December 31, 2021 and for the period from March 11, 2021 (inception) through December 31, 2021 to be filed with the SEC in due course.

None of the above changes have any impact on the Company’s cash position or investments held in the trust account established in connection with the Company’s initial public offering.

The Company’s management has concluded that in light of the non-recognition of the Business Combination Costs as described above, a material weakness related to liability accrual exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures are not effective as a result of material weaknesses. The Company’s remediation plan with respect to material weaknesses will be described in more detail in the Q2 Form 10-Q.

The Company’s management and the audit committee of the board of directors of the Company have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Marcum LLP.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the completion of the Company’s financial statements for the three and six months ended June 30, 2022, completion of the Company’s quarterly review procedures for the three and six months ended June 30, 2022, the Company’s expectations with respect to the timing of the filing of its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, and the Company’s expectations with respect to the filing of an amended Form 10-K for the year ended December 31, 2021 and an amended Form 10-Q for the three months ended March 31, 2022. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results, including those under “Risk Factors” sections of reports filed with the Securities and Exchange Commission. Many of these factors are outside the Company’s control and are difficult to predict. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2022

XPAC ACQUISITION CORP.

By:	/s/ Chu Chiu Kong
Chu Chiu Kong
Chief Executive Officer and Chairman of the Board of Directors